MERRILL LYNCH INTERNATIONAL EQUITY FUND

                   SUPPLEMENT DATED APRIL 24, 1998 TO THE
                       PROSPECTUS DATED AUGUST 29, 1997


     The seventh paragraph under "Management of the Fund - Advisory and Management Arrangements," which provides information about the portfolio manager of the Fund, is revised by deleting the information relating to Andrew John Bascand and adding the following:

     Clive D. Lang has become the Portfolio Manager of the Fund effective April 20, 1998. Mr. Lang is the Asset Allocator for the Fund and, as such, is primarily responsible for determining the allocation of the Fund's assets among world markets. Mr. Lang has been associated with MLAM U.K. and has served as a Senior Quantitative Analyst for the Fund since 1996, and was prior to that the Chief Investment Officer of Panagora Asset Management Limited.


Code #16747-0897ALL